UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 6, 2018
Date of report (date of earliest event reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36794	46-4845564
(Commission File Number)	(IRS Employer Identification No.)

1007 Market Street

Wilmington, Delaware, 19899

(Address of Principal Executive Offices)  (Zip Code)

(302) 773-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K regarding the Second Supplemental Indenture (as defined below), the Fourth Supplemental Indenture (as defined below) and the Notes (as defined below) is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K regarding the Notes is incorporated herein by reference.

Item 8.01	Other Events

Offering of 4.000% Senior Notes due 2026

On June 6, 2018, The Chemours Company (the “Company”) closed the public underwritten offering (the “Offering”) of €450,000,000 aggregate principal amount of the Company’s 4.000% Senior Notes due 2026 (the “Notes”), pursuant to the Underwriting Agreement (the “Underwriting Agreement”), dated as of May 22, 2018, by and among the Company, the guarantors named therein (the “Guarantors”) and the several underwriters named therein. The Notes were issued pursuant to the Indenture, dated as of May 23, 2017 (the “2017 Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture setting forth the terms of the Notes, dated as of June 6, 2018, among the Company, the Guarantors, the Trustee, Elavon Financial Services DAC, UK Branch, as paying agent (the “Paying Agent”), and Elavon Financial Services DAC, as the registrar and transfer agent (the “Registrar and Transfer Agent”) (the “Second Supplemental Indenture” and together with the 2017 Base Indenture, the “Indenture”). The Notes were offered and sold pursuant to a registration statement on Form S-3 (File No. 333-217642), including the related prospectus, as supplemented by a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The net proceeds from the Offering, together with cash on hand, will be used to repurchase or redeem, as applicable, €294,679,000 of the Company’s outstanding 6.125% Senior Notes due 2023 and $250,000,000 of the Company’s outstanding 6.625% Senior Notes due 2023, and to pay any related fees, expenses and commissions related to the foregoing and to the Offering.

The Company will pay interest on the Notes, semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2018. The Notes will mature on May 15, 2026.

The Company may redeem the Notes, in whole or in part, from time to time at its option, prior to May 15, 2021, at redemption prices equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus the applicable “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date. Also, at any time prior to May 15, 2021, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds from certain equity offerings at a price equal to 104.000% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after May 15, 2021, the Company may redeem the Notes, in whole or in part, from time to time at its option, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Company may redeem the Notes, at its option, in whole but not in part, in the event of certain developments affecting United States taxation. In the event of the occurrence of both (1) a Change of Control (as defined in the Second Supplemental Indenture) and (2) a Rating Event (as defined in the Second Supplemental Indenture) within a specified period, unless the Company has previously exercised its optional redemption right with respect to the Notes in whole, the Company will be required to offer to repurchase the Notes from the holders at a price in cash equal to 101% of the then outstanding principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Indenture includes certain covenants, including limitations on the Company’s ability to create certain liens on its assets or consolidate, merge or sell all or substantially all of its assets, subject to a number of important exceptions as specified in the Indenture. The Notes are unsecured and unsubordinated obligations of the Company and rank equally with all of the Company’s existing and future unsecured and unsubordinated indebtedness outstanding from time to time. The Indenture contains customary event of default provisions.

2023 Notes Amendments

On June 6, 2018, the Company, the Guarantors, the Trustee, the Paying Agent and the Registrar and Transfer Agent entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the base indenture, dated as of May 12, 2015 (the “2015 Base Indenture”), among the Company, the guarantors party thereto, the Trustee, the Paying Agent and the Registrar. The Fourth Supplemental Indenture effects certain amendments (the “2023 Notes Amendments”) to the 2015 Base Indenture, as supplemented by the Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of May 12, 2015, among the Company, the Guarantors, the Trustee, the Paying Agent and the Registrar and Transfer Agent, setting forth the terms of the Company’s 6.125% Senior Notes due 2023 (the “2023 Notes”). Holders representing a majority of the aggregate principal amount of the 2023 Notes outstanding (excluding any 2023 Notes owned by the Company or any Guarantor or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Guarantor) consented to the 2023 Notes Amendments.

The 2023 Notes Amendments amend the 2015 Base Indenture, as supplemented by the Third Supplemental Indenture, to shorten the minimum notice period: (i) for any optional redemption of the 2023 Notes by the Company on or after May 15, 2018, from at least 30 days but not more than 60 days to at least two business days but not more than 60 days; and (ii) for any optional redemption of the 2023 Notes by the Company at any time, following a tender offer for all of the outstanding 2023 Notes at a price of at least 100% of the principal amount of the 2023 Notes tendered and where at least 90% in aggregate principal amount of the outstanding 2023 Notes have tendered, from at least 30 days but not more than 60 days to at least one business day but not more than 60 days.

The foregoing descriptions of the Underwriting Agreement, the Second Supplemental Indenture, the Fourth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On June 4, 2018, the Company issued a press release announcing the early tender date of the previously announced tender offer and consent solicitation and receipt of the requisite consents to approve the 2023 Notes Amendments. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of May 22, 2018, by and among The Chemours Company, the guarantors named therein and the several underwriters named therein.

Exhibit 4.1	Second Supplemental Indenture, dated as of June 6, 2018, among The Chemours Company, the guarantors named therein, U.S. Bank National Association, as trustee, Elavon Financial Services DAC, UK Branch, as paying agent, and Elavon Financial Services DAC, as registrar and transfer agent.

Exhibit 4.2	Fourth Supplemental Indenture, dated as of June 6, 2018, among The Chemours Company, the guarantors named therein, U.S. Bank National Association, as trustee, Elavon Financial Services DAC, UK Branch, as paying agent, and Elavon Financial Services DAC, as registrar and transfer agent.

Exhibit 4.3	Specimen 4.000% Senior Note Due 2026 (included in Exhibit 4.1).

Exhibit 5.1	Opinion of Morrison & Foerster LLP.

Exhibit 5.2	Opinion of Locke Lord LLP.

Exhibit 5.3	Opinion of Butler Snow LLP.

Exhibit 23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

Exhibit 23.2	Consent of Locke Lord LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Butler Snow LLP (included in Exhibit 5.3).

Exhibit 99.1	Press release dated as of June 4, 2018 issued by The Chemours Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

Date: June 6, 2018	By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and
Chief Financial Officer